UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 October 6, 2003
                Date of Report (Date of earliest reported event)

                          QUICK-MED TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State or other jurisdiction of incorporation)

                                     0-27545
                            (Commission File Number)

                                   98-0204736
                        (IRS Employer Identification No.)

                  3427 SW 42nd Way, Gainesville, Florida 32608
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               (Address of principal executive offices) (Zip Code)

                                 (352) 379-0611
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               Registrant's telephone number, including area code

                                (Not Applicable)
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.  Other Events

On September 30, 2003, the United States Securities and Exchange Commission ("SEC") filed a civil lawsuit against our then General Counsel/Director/Secretary, Michael Karsch, MCG Partners, Inc., of which Mr. Karsch was a managing director, and others (SEC v. 2DoTrade, Inc. et al., Civil Action Number 3:03-CV-2246-N (Godbey) (N.D. Texas, Dallas Division)). The SEC action alleges that Mr. Karsch and MCG Partners violated and aided and abetted violations of Section 10(b) of the Securities and Exchange Act of 1934 and Rule 10b-5 thereunder; violated Section 17(a) of the Securities Act of 1933 ("Securities Act"); and violated Section 5(a) and 5(c) of the Securities Act. In this action, the SEC is seeking from Mr. Karsch and MCG Partners: (a) permanent injunctions for the foregoing alleged securities laws violations; (b) an accounting of all alleged ill gotten gains; (c) disgorgement of all alleged ill gotten gains; and (d) civil money penalties. In addition, the SEC seeks to bar Mr. Karsch from participating in any offering of penny stocks.

Simultaneous to the above SEC action, the United States Justice Department obtained federal criminal indictments against Mr. Karsch and others (UNITED STATES OF AMERICA V. BARRY WILLIAM GEWIN ET AL, Criminal No. 03-366 (District of Columbia)). The Indictment alleges that Mr. Karsch violated and aided and abetted violations of federal law, including: (a) Conspiracy to Commit Securities and Wire Fraud (18 U.S.C., Section 371); (b) Wire Fraud (18 U.S.C.,
Section 1343); and (c) Securities Fraud (15 U.S.C., Section 78j(b) and 17 C.F.R., Section 240.10b-5).

Neither the SEC nor the Justice Department actions described above alleged any facts pertaining, directly or indirectly, to Quick-Med Technologies' (the "Company" or "our" or the "Registrant") business, operations, or affairs, financial or otherwise. No officer, director, or any other member of our management had any knowledge of Mr. Karsch's alleged violations in the SEC or Justice Department matters.

On September 30, 2003, the same day the SEC took action against Mr. Karsch, our Board of Directors held a Special Meeting at which Mr. Karsch's resignation as director was accepted; Mr. Karsch was also removed as General Counsel and Corporate Secretary. Mr. Karsch's removal was not due to any disagreement with or observed conflict with the Company on any matter relating to the Company's operations, policies, or practices.


Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quick-Med Technologies, Inc.

Dated: October 6, 2003

/s/ David Lerner
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David Lerner, President

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